UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2014

INTERVEST BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23377	13-3699013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, Suite 400 New York, New York	10020-2002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 218-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 16, 2014, Intervest Bancshares Corporation (“IBC”) issued a press release related to its results of operation for the quarterly period ended September 30, 2014. IBC also announced that the Board of Directors has approved a cash dividend for the third quarter of 2014. IBC will pay a cash dividend of $0.05 per share to holders of IBC’s common stock. The dividend is payable November 24, 2014 to shareholders of record at the close of business on November 14, 2014. The text of the press release is attached hereto as Exhibit 99.1.

Additional Information

IBC entered into a definitive agreement and plan of merger dated July 31, 2014, among Bank of the Ozarks, Inc. (“Ozarks”), Bank of the Ozarks, IBC and Intervest National Bank (“INB”), relating to a proposed merger transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Ozarks or IBC or the solicitation of any vote or approval. In connection with the proposed transaction, Ozarks filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a proxy statement/prospectus. The proxy statement/prospectus contains important information about Ozarks, IBC, the transaction and related matters. When available, copies of the proxy statement/prospectus will be mailed to IBC stockholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (when they become available) and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders are also able to obtain free copies of the documents filed with the SEC by IBC at IBC’s website at www.intervestbancsharescorporation.com.

Ozarks, IBC, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from IBC stockholders in favor of the approval of the proposed transaction. Information regarding IBC’s executive officers and directors is included in IBC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on March 3, 2014 and IBC’s definitive proxy statement on Schedule 14A filed with the SEC on April 1, 2014, and information regarding Ozarks’ executive officers and directors is included in Ozarks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on February 28, 2014 and Ozarks’ definitive proxy statement on Schedule 14A filed with the SEC on March 11, 2014. Descriptions of the interests of the directors and executive officers of IBC and Ozarks in the proposed transaction will be set forth in the proxy statement/prospectus and other relevant documents filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated October 16, 2014.

Item 2.02 of this Form 8-K and the attached exhibit are provided under Section 2, Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERVEST BANCSHARES CORPORATION

Date: October 16, 2014	By:	/s/ Lowell S. Dansker
Lowell S. Dansker
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: October 16, 2014	By:	/s/ John J. Arvonio
Chief Financial and Accounting Officer
(Principal Financial Officer)